EXHIBIT 99.1

DRAFT - PRESS RELEASE

GlobalTech Announces Closing of $1.4M Private Placement Offering of Convertible Notes

RENO, NV., September 8, 2025 (GLOBE NEWSWIRE) — GlobalTech Corporation (OTCID: GTLK) (“GlobalTech” or the “Company”), a U.S.-headquartered technology holding company specializing in artificial intelligence (AI), big data, and emerging technologies, today announced the successful closing of a convertible note private placement funding, securing gross proceeds of USD $1.4 million.

The Convertible Promissory Notes do not accrue interest unless an event of default thereunder occurs, and are automatically convertible into shares of common stock of the Company upon the occurrence of a going public transaction pursuant to which the Company’s common stock is traded on a national securities exchange (an “IPO”), based on a 15% discount to the offering price at which shares are sold in the IPO. The investors in the offering were provided piggyback registration rights in future offerings other than the IPO.

The proceeds from this funding are expected to be used to support strategic priorities, including the development of AI-powered solutions and data-driven platforms, expansion into high-growth international markets, and potential acquisitions. There can be no assurance that such opportunities will be available on favorable terms, if at all.

D. Boral Capital LLC, a leading New York-based investment bank, acted as GlobalTech’s strategic advisor for this private placement.

Securities Act Disclaimer

The offer and sale of the foregoing securities was made in a private placement in reliance on an exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder, and applicable state securities laws. Accordingly, the securities offered in the private placement may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirement of the Securities Act and such applicable state securities laws. The securities have not been registered initially, under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About GlobalTech Corporation

GlobalTech Corporation is a U.S.-based technology holding company driving innovation across AI, big data, and frontier technologies. Through strategic partnerships, scalable platforms, and capital investments, GlobalTech seeks to empower companies and enterprises to transform industries and create value in the digital economy.

For more information, visit: www.globaltechcorporation.com

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About D. Boral Capital LLC

D. Boral Capital LLC is a premier, relationship-driven global investment bank headquartered in New York. The firm is dedicated to delivering exceptional strategic advisory and tailored financial solutions to middle-market and emerging growth companies. With a proven track record, D. Boral Capital provides expert guidance to clients across diverse sectors worldwide, leveraging access to capital from key markets, including the United States, Asia, Europe, the Middle East, and Latin America.

A recognized leader on Wall Street, D. Boral Capital has successfully aggregated approximately $30 billion in capital since its inception in 2020, executing ~350 transactions across a broad range of investment banking products.

For more information, visit: www.dboralcapital.com.

Forward Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, our need for additional capital, the terms of such capital and potential dilution caused thereby; foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events which could cause our business to decline; investing in emerging markets, where our operations are located, is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature; we operate in highly competitive markets, which we expect only to become more competitive; we may be unable to keep pace with technological changes and evolving industry standards; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; our status as a controlled company; the fact that no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock, including upon conversion of the convertible notes discussed above; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; our operating subsidiaries are located in Pakistan, and their assets are in Pakistan, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties; our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration; we may be affected by economic downturns both in Pakistan and globally, changes in inflation and interest rates, tariffs, increased costs of borrowing associated therewith and potential declines in the availability of such funding; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GlobalTech’s publicly filed reports, including, but not limited to, GlobalTech’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. GlobalTech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GlobalTech or any person acting on behalf of GlobalTech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

Louie Toma

CORE IR

louie@coreir.com

212-655-0924

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